EXHIBIT 99.2

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: May 25, 2004


                                  BCG STRATEGIC INVESTORS, LLC

                                  By /s/ James A. Mitarotonda
                                     ------------------------------------------
                                  Name:  James A. Mitarotonda
                                  Title: Manager


                                  BARINGTON CAPITAL GROUP, L.P.

                                  By: LNA Capital Corp., its General Partner

                                  By /s/ James Mitarotonda
                                     ------------------------------------------
                                  Name:  James Mitarotonda
                                  Title: President and Chief Executive
                                         Officer


                                  BARINGTON COMPANIES EQUITY PARTNERS, L.P.

                                  By: Barington Companies Investors, LLC,
                                      its general partner

                                  By /s/ James Mitarotonda
                                     ------------------------------------------
                                  Name:  James Mitarotonda
                                  Title: Manager

                                  /s/ James Mitarotonda
                                  ---------------------------------------------
                                  James Mitarotonda

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                                  DOT COM INVESTMENT CORPORATION

                                  By /s/ Seymour Holtzman
                                     ------------------------------------------
                                  Name:  Seymour Holtzman
                                  Title: President


                                  JEWELCOR MANAGEMENT, INC.

                                  By /s/ Seymour Holtzman
                                     ------------------------------------------
                                  Name:  Seymour Holtzman
                                  Title: Chairman and Chief Executive
                                  Officer

                                  /s/ Seymour Holtzman
                                  ---------------------------------------------
                                  Seymour Holtzman


                                  STARBOARD VALUE & OPPORTUNITY FUND, LLC

                                  By: Admiral Advisors, LLC, its managing member

                                  By: Ramius Capital Group, LLC, its managing
                                      member

                                  By /s/ Jeffrey M. Solomon
                                     ------------------------------------------
                                  Name:  Jeffrey M. Solomon
                                  Title: Authorized Signatory


                                  RAMIUS SECURITIES, LLC

                                  By: Ramius Capital Group, LLC, its managing
                                      member

                                  By /s/ Jeffrey M. Solomon
                                     ------------------------------------------
                                  Name:  Jeffrey M. Solomon
                                  Title: Authorized Signatory